Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the common stock beneficially owned by each of them of ProPetro Holding Corp. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 12th day of February, 2018.

ENERGY CAPITAL PARTNERS II, LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel

ENERGY CAPITAL PARTNERS II-A, LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel

ENERGY CAPITAL PARTNERS II-B, LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel

ENERGY CAPITAL PARTNERS II-C (DIRECT LP), LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel

ENERGY CAPITAL PARTNERS II-D, LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel

ENERGY CAPITAL PARTNERS II (MIDLAND CO-INVEST), LP
By: Energy Capital Partners GP II Co-Investment (Midland), LLC, its general partner
By: Energy Capital Partners II, LLC, its sole member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel

ENERGY CAPITAL PARTNERS GP II, LP
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel

ENERGY CAPITAL PARTNERS GP II CO-INVESTMENT (MIDLAND), LLC
By: Energy Capital Partners II, LLC, its sole member

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel

ENERGY CAPITAL PARTNERS II, LLC

By:	/s/ Christopher M. Leininger
Name:	Christopher M. Leininger
Title:	Managing Director and Deputy General Counsel